UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2009

CHANCERY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53142	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Westgrove Drive, Suite 104, Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 288-9897

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 19, 2009, we acquired through our wholly owned subsidiary, Chancery Mining Canada Ltd., an undivided one hundred percent (100%) interest in certain mineral interests located in British Columbia, Canada known as the Fiddler Creek Property.

The Fiddler Creek Property is comprised of 25 mineral claims, totalling 465.74 hectares located within the Omineca Mining Division in northwestern British Columbia. The acquired block of claims counts with records of a past producer “Fiddler Creek,” which describes the geology of the Property as an area that is underlain by argillites of the Jurassic to Cretaceous Bowser Lake Group, in which auriferous quartz veins are probable sources for placer gold along Fiddler Creek (BC Minfile 103I206). The deposit types that historically predominate in the Fiddler-Doreen area are Silver, Gold, Lead and Zinc. Geophysical, soil, rock and core samples will be analyzed soon; an exploration program recommended by a qualify geology person will be released when finalized.

Notice Regarding Forward-Looking Statements

This current report contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this current report that are not historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expects," "intends," "plans," "may," "could," "should," "anticipates," "likely," "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined and assumptions of management.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with exploration for minerals; changes in the operating costs and changes in economic conditions and conditions in mineral exploration. These forward-looking statements are made as of the date of this current report, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this current report are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our current and periodic reports filed from time-to-time with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

99.1	News release dated January 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANCERY RESOURCES, INC.

/s/ Rafael Pinedo
Rafael Pinedo
President and Director

Date: January 26, 2009